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                                                             EXHIBIT 99.906 CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wexford Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Wexford Trust for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wexford Trust for the stated period.


/s/ Ronald H. Muhlenkamp                        /s/ James S. Head
------------------------                        -----------------
Ronald H. Muhlenkamp                            James S. Head
President, The Wexford Trust                    Treasurer, The Wexford Trust
Dated: September 7, 2005                        Dated: September 7, 2005
       -----------------                               -----------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Wexford Trust for purposes of the Securities Exchange Act of 1934.